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PROSPECTUS SUPPLEMENT (To Prospectus dated June 5, 2006)	June 29, 2006

1,408,046 Shares
The Turkish Investment Fund, Inc.
Common Stock
Issuable Upon Exercise of Non-Transferable Rights
to Susbscribe for Shares of Common Stock

The Turkish Investment Fund, Inc. (the ‘‘Fund’’), in accordance with an undertaking made by the Fund in its Registration Statement, is hereby suspending the Rights Offering (the ‘‘Offer’’) by the Fund and the issuance of non-transferable rights to subscribe for shares of the Fund's common stock until July 6, 2006 due to the Fund's net asset value having declined by more than 10% from its net asset value of $14.18 as of June 15, 2006, the effective date of the Fund's Registration Statement, to $12.46 on June 23, 2006. The Fund had previously suspended the Offer on June 15, 2006 when the net asset value had declined more than 10% from the effective date of the Fund's Registration Statement on June 5, 2006 and filed a supplemented Prospectus dated June 15, 2006 with the Securities and Exchange Commission. The closing market price of the Fund on June 15, 2006 and June 23, 2006 was $17.00 and $15.45, respectively, representing a market price premium above net asset value on June 15, 2006 and June 23, 2006 of 19.89% and 24%, respectively. The closing market price and net asset value of the Fund on June 28, 2006 was $15.75 and $13.47, respectively, representing a premium above net asset value of 16.93%.

The Offer will continue to be made on the same terms as described in the Prospectus dated June 5, 2006 (and using the same subscription documentation previously supplied to stockholders), except that the Expiration Date for the Offer is hereby extended until July 19, 2006, unless further extended, and except that stockholders who had subscribed prior to the commencement of the suspension may withdraw their subscription and receive their payment by notifying American Stock Transfer & Trust Company, the Subscription Agent, at (718) 921-8317 on or before 5:00 p.m. on July 19, 2006.

The decline in the Fund's net asset value is due to a decline in the value of the Fund's portfolio securities, which may be due to, among other factors, certain volatile conditions in the Turkish markets and emerging markets generally, as well as rising inflation and the central bank increasing interest rates in Turkey. There can be no assurance that the net asset value of the Fund will not continue to decline. If there is a subsequent decline of greater than 10% in the net asset value of the Fund after the new effectiveness date for the Fund's Registration Statement, the Fund will suspend the Offer. Management will consider market factors and other conditions in determining whether to continue the Offer, and will continue to monitor changes in the Fund's net asset value.

Persons seeking further information regarding the Fund's Rights Offering, or interested in obtaining a Prospectus, should contact their broker or nominee, or contact the Fund's Information Agent:

GEORGESON SHAREHOLDER COMMUNICATIONS, INC.
17 State Street, 10th Floor
New York, NY 10004
Toll free: (800) 868-1346
or
For banks and brokers: (212) 440-9800